UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2023

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35518		20-2590184
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

9715 Key West Ave	Rockville	MD	20850
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (301) 838-2500

Not Applicable
(Former name or former address, if changed since last report.)

  Securities registered pursuant to Section 12(b) of the Exchange Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SUPN	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02                                           Results of Operations and Financial Condition.

On August 8, 2023, Supernus Pharmaceuticals, Inc. (“Supernus” or the “Company”) issued a press release announcing its results of operations and financial condition for the quarter ended June 30, 2023, which was furnished as Exhibit 99.1 to a Current Report on Form 8-K furnished to the U.S. Securities and Exchange Commission (the “Original Form 8-K”). The Company is furnishing this Form 8-K/A solely for the purpose of furnishing a revised version of the press release correcting unintended editorial reference to the "first three months" instead of the "second quarter". There are no changes to the reported financial results.
The reference to “first three months” in the first bullet, first sub-bullet, second bullet and second sub-bullet should be replaced with “second quarter” and read as follows:
•Qelbree® net product sales growth of 179% and 193% in the second quarter and first six months of 2023, respectively, compared to the same periods in 2022
–$31.0 million and $56.8 million of net product sales in the second quarter and first six months of 2023, respectively
•GOCOVRI® net product sales growth of 17% and 16% in the second quarter and first six months of 2023, respectively, compared to the same periods in 2022
–$28.8 million and $54.8 million of net product sales in the second quarter and first six months of 2023, respectively rather than as follows:
•Qelbree® net product sales growth of 179% and 193% in the first three months and first six months of 2023, respectively, compared to the same periods in 2022
–$31.0 million and $56.8 million of net product sales in the first three months and first six months of 2023, respectively
•GOCOVRI® net product sales growth of 17% and 16% in the first three months and first six months of 2023, respectively, compared to the same periods in 2022
–$28.8 million and $54.8 million of net product sales in the first three months and first six months of 2023, respectively
Except for this correction, this Form 8-K/A does not modify or update disclosures in the Original Form 8-K. The revised press release is included herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 (including Exhibit 99.1) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such filing.

This Current Report on Form 8-K contains “forward-looking statements” that do not convey historical information, but relate to predicted or potential future events, such as statements of our plans, strategies and intentions. These statements can often be identified by the use of forward-looking terminology such as “believe,” “expect,” “intend,” “may,” “will,” “should,” or “anticipate” or similar terminology. All statements other than statements of historical facts included in this Current Report on Form 8-K are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except for Supernus’ ongoing obligations to disclose material information under the federal securities laws, Supernus undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and the markets in which Supernus competes, the forward-looking statements of Supernus contained in this Current Report on Form 8-K are also subject to various risks and uncertainties, including those set forth in Item 1A, “Risk Factors,” in Supernus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and other risk factors set forth from time to time in the Company’s filings with the Securities and Exchange Commission made pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended.

Item 9.01                                           Financial Statements and Exhibits*.

(d)                                Exhibits

Exhibit 99.1 — Corrected Press Release Dated August 8, 2023 furnished as an Exhibit pursuant to Item 2.02 hereof.

Exhibit 104 — The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

______________________________________

* The information furnished under Item 2.02 and Item 9.01 of this Current Report on Form 8-K, including the exhibits, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange act of 1934, as amended, or otherwise subject to liabilities under that section, nor shall it be deemed incorporated by reference in any registration statement or other filings of the Company under the Securities act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: August 10, 2023	By:	/s/ Timothy C. Dec
Timothy C. Dec
Senior Vice President and Chief Financial Officer

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